ASSET PURCHASE AGREEMENT - Schedule of consideration paid for asset acquisition (Details) - Spindle R N A P enzyme platform 1 technology	Jul. 12, 2023 USD ($) $ / shares shares
ASSET PURCHASE AGREEMENT
Cash	$ 625,000
37,500 Company shares at $25.40/share (share price on July 12, 2023)	952,500
Direct transaction costs	437,360
Total consideration paid for acquiring Spindle RNAP enzyme platform	$ 2,014,860
Number of shares issued as consideration | shares	37,500
Share issue price | $ / shares	$ 25.4